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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         November 11, 2002
                                                         -----------------


                                            UCI Medical Affiliates, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                            0-13265                  59-2225346
  ------------                           -------                 ----------
 (State or Other
Jurisdiction of Incorporation)  (Commission File Number)    (I.R.S. Employer
                                                             Identification)





                   4416 Forest Drive, Columbia, South Carolina 29206 (Address, Including Zip Code of Principal Executive Offices)



                                 (803) 782-4278
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 5 - Other Events.

     At a meeting of the Board of Directors ("Board") of UCI Medical Affiliates, Inc. ("UCI") held on November 11, 2002, the Board appointed D. Michael Stout, M.D. as the President and Chief Executive Officer of UCI. Dr. Stout has served as the Executive Vice President of Medical Affairs of UCI since 1985.

Item 7 - Financial Statements and Exhibits

         (a) - (b)         Not Applicable

         (c)               Exhibits -- None


                                   SIGNATURES

Pursuant to requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                  UCI MEDICAL AFFILIATES, INC.
                                  (Registrant)



                                  /s/ Jerry F. Wells, Jr.
                                  Jerry F. Wells, Jr.
                                  Executive Vice President of Finance,
                                  Chief Financial Officer, and Secretary


Date: November 13, 2002